EXHIBIT NO. 22.0
                                ----------------
                              EMPLOYMENT CONTRACTS
                              --------------------

     EMPLOYMENT  CONTRACT

Party A:  Edward  Liu
Party B:  Sunflower  (USA)  Ltd.
Dated:      January  1,  1999.
Title:      Chairman  and  Director
Salary:     USD  20,000  per year with potential stock options; if authorized by the Board of Directors. Party A may also be entitled to protections and indemnifications allowed under the State of Nevada laws.

This contract is good for two (2) years and may be amended by both parties anytime.

Signed:     __________/s/____________  (Party  A)

Signed:     __________/s/____________  (Party  B)


     EMPLOYMENT  CONTRACT

Party A:  Paul  Meng
Party B:  Sunflower  (USA)  Ltd.
Dated:      January  1,  1999.
Title:      President  and  Director
Salary:     USD  15,000  per year with potential stock options; if authorized by the Board of Directors. Party A may also be entitled to protections and indemnifications allowed under the State of Nevada laws.

This contract is good for two (2) years and may be amended by both parties anytime.

Signed:     __________/s/____________  (Party  A)

Signed:     __________/s/____________  (Party  B)


     EMPLOYMENT  CONTRACT

Party A:  Whitty  Liu
Party B:  Sunflower  (USA)  Ltd.
Dated:      January  1,  1999.
Title:      Director  &  Treasurer
Salary:     USD  12,000  per year with potential stock options; if authorized by the Board of Directors. Party A may also be entitled to protections and indemnifications allowed under the State of Nevada laws.

This contract is good for two (2) years and may be amended by both parties anytime.

Signed:     __________/s/____________  (Party  A)
                 ----------
Signed:     __________/s/____________  (Party  B)
                 ----------

     EMPLOYMENT  CONTRACT

Party A:  Joy  King  Zhang
Party B:  Sunflower  (USA)  Ltd.
Dated:      January  1,  1999.
Title:      Director  &  Vice  President
Salary:     USD  12,000  per year with potential stock options; if authorized by the Board of Directors. Party A may also be entitled to protections and indemnifications allowed under the State of Nevada laws.

This contract is good for two (2) years and may be amended by both parties anytime.

Signed:     __________/s/____________  (Party  A)
                 ----------
Signed:     __________/s/____________  (Party  B)
                 ----------

     EMPLOYMENT  CONTRACT

Party A:  Virginia  Tong
Party B:  Sunflower  (USA)  Ltd.
Dated:      January  1,  1999.
Title:      Director  &  Vice  President  of  Finance
Salary:     USD  20,000  per year with potential stock options; if authorized by the Board of Directors. Party A may also be entitled to protections and indemnifications allowed under the State of Nevada laws.

This contract is good for two (2) years and may be amended by both parties anytime.

Signed:     __________/s/____________  (Party  A)

Signed:     __________/s/____________  (Party  B)